Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY.
THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

Exhibit 10.1

June 16, 2011

John A. Conklin
President & CEO, Director
New Energy Technologies, Inc.
9192 Red Branch Road, Suite 110
Columbia, MD 21045

Re:	Patent Applications

Dear John Conklin

This letter is to memorialize the commitment of New Energy Technologies, Inc. (“New Energy”) to reimburse the University of South Florida (“USF”) for filing fees associated with USF’s Provisional Patent and future PCT Applications for USF technology ID #s ****, ****, ****, and **** as further outlined below (“the Applications”).

USF Tech ID #	Application Number	Application Date	Title
****	****	****	****
****	****	****	****
****	****	****	****
****	****	****	****

This letter further memorializes that New Energy  commits to reimbursing USF for all documented, out-of-pocket costs (the “Fees”) directly related to the filing of and maintenance of the Applications during the Negotiation Period (defined below) within **** (****) days of New Energy’s receipt of an itemized invoice from USF.

In exchange for New Energy’s commitment to pay the Fees, USF hereby grants New Energy the exclusive right to negotiate a definitive option or license agreement (the “Agreement”) for a period of **** (****) **** after the filing of the **** Patent **** **** to the United States Patent and Trademark Office (the “Negotiation Period”), pursuant to which New Energy shall have an option to obtain an exclusive, worldwide, royalty-bearing, right and license to the technologies described in the above Applications.  After this **** (****) **** period, the Negotiation Period can be extended an additional **** (****) **** under the following condition: in consideration of the rights herein granted to New Energy by USF and as an indication of serious intent, New Energy shall pay to USF the sum of **** Dollars (****) by **** to continue negotiations for the additional **** (****) ****. Failure to pay in term prescribed automatically terminates this agreement.

Redacted Copy

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY.
THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

During the Negotiation Period, the parties shall negotiate in good faith the terms of the Agreement, which shall contain reasonable and customary material terms for an exclusive worldwide license for the Application.

If the Negotiating Period expires without the parties having entered into an Agreement, then USF shall be free to enter into negotiations with and license the Applications to a third party.

Sincerely,

Valerie McDevitt
Assistant Vice President for Research, Patents and Licensing
University of South Florida Research Foundation

Signed and agreed:

New Energy Technologies, Inc.

By:

Name:

Title:

Date: